UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 28, 2026 (July 27, 2026)

AXIOM INTELLIGENCE ACQUISITION CORP 1

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42708	98-1849669
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

89 Nexus Way, Camana Bay

Grand Cayman, KY1-9009

Cayman Islands

(Address of principal executive offices)

(763) 343-8772

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right	AXINU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	AXIN	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth (1/10) of one Class A ordinary share	AXINR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Sponsor Promissory Note

On July 27, 2026, Axiom Intelligence Acquisition Corp 1 (the “Company”) issued an unsecured promissory note (the “Note”) in the principal amount of up to $1,000,000 to Axiom Intelligence Holdings 1 LLC (the “Sponsor”), the Company’s sponsor, for the Company’s working capital needs. The Note does not bear interest and matures upon the earlier of the closing of an initial business combination by the Company and the Company’s liquidation.

Amounts outstanding under the Note are convertible, at the option of the Sponsor, into units of the Company (the “Conversion Units”), at a conversion price of $10.00 per Conversion Unit, with each unit consisting of one of the Company’s Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Share”), and one right to receive one-tenth of one Class A Ordinary Share upon consummation of the Company’s initial public offering (“IPO”). The Conversion Units will be identical to the private placement units issued to the Sponsor at the time of the Company’s IPO and are entitled to registration rights.

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are being filed herewith:

(d) Exhibits:

Exhibit No.	Description
10.1	Promissory Note issued to Axiom Intelligence Holdings 1 LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIOM INTELLIGENCE ACQUISITION CORP 1

Date: July 28, 2026	By:	/s/ Douglas Ward
Name: Douglas Ward
Title: Chief Executive Officer and Director

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